AMENDMENT NO. 3 TO SIXTH AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

This Amendment No. 3 to Sixth Amended and Restated Credit and Security Agreement (this “Amendment”) is entered into as of October 25, 2019 (the “Effective Date”), by and among:

(1)       QUEST DIAGNOSTICS RECEIVABLES INC., a Delaware corporation (together with its successors and permitted assigns, the “Borrower”),

(2)       QUEST DIAGNOSTICS INCORPORATED, a Delaware corporation, as initial servicer (in such capacity, together with any successor servicer or sub-servicer, the “Servicer”),

(3)       PNC BANK, NATIONAL ASSOCIATION, in its individual capacity as a Lender (together with its successors, “PNC” or the “PNC Group”) and as issuer of the Letters of Credit,

(4)       GOTHAM FUNDING CORPORATION, a Delaware corporation (together with its successors, “Gotham”), and MUFG BANK, LTD. (F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.), in its capacity as a Liquidity Bank to Gotham (together with its successors, “MUFG” and, together with Gotham, the “Gotham Group”),

(5)       ATLANTIC ASSET SECURITIZATION LLC, a Delaware limited liability company (together with its successors, “Atlantic”), and CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, in its capacity as a Liquidity Bank to Atlantic (together with its successors, “CACIB” and, together with Atlantic, the “Atlantic Group”),

(6)       PNC BANK, NATIONAL ASSOCIATION, in its capacity as agent for the PNC Group (together with its successors in such capacity, a “Co-Agent”), CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, in its capacity as agent for the Atlantic Group (together with its successors in such capacity, a “Co-Agent”), and MUFG BANK, LTD. (F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.), in its capacity as agent for the Gotham Group (together with its successors in such capacity, a “Co-Agent”),

(7)       PNC BANK, NATIONAL ASSOCIATION, in its capacity as Letter of Credit issuer (together with its successors in such capacity, the “LC Issuer”), and

(8)       MUFG BANK, LTD. (F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.), as administrative agent for the Atlantic Group, the PNC Group, the Gotham Group and the Co-Agents (in such capacity, together with any successors thereto in such capacity, the “Administrative Agent” and together with each of the Co-Agents, the “Agents”).

RECITALS:

A.       The Borrower, the Servicer, the PNC Group, the Gotham Group, the Atlantic Group and the Agents are parties to that certain Sixth Amended and Restated Credit and Security Agreement, dated as of October 27, 2017 (as amended, restated or otherwise modified from time to time, the “Credit and Security Agreement”; capitalized terms

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used and not otherwise defined herein are used with the meanings attributed thereto in the Credit and Security Agreement).

B.       Each of the parties hereto desires to amend the Credit and Security Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1. Amendments to the Credit and Security Agreement. Effective as of the Effective Date:

1.1.       Section 4.5 of the Credit and Security Agreement is hereby amended and restated in its entirety to read as follows:

Section 4.5. Effect of Benchmark Transition Event

(a)       Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Transaction Document, upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, the Administrative Agent and the Borrower may amend this Agreement to replace LIBOR with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. (New York time) on the fifth (5th) Business Day after the Administrative Agent has distributed such proposed amendment to all Lenders and the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from the Co-Agents. Any such amendment with respect to an Early Opt-in Election will become effective on the date that the Co-Agents have delivered to the Administrative Agent written notice that the Co-Agents accept such amendment. No replacement of LIBOR with a Benchmark Replacement pursuant to this Section 4.5 will occur prior to the applicable Benchmark Transition Start Date.

(b)       Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement.

(c)       Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (i) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date and Benchmark Transition Start Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes and (iv) the commencement or conclusion of any Benchmark Unavailability Period. Any reasonable determination, decision or election that may be made by the Administrative Agent or Lenders pursuant to this Section 4.5, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date

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and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 4.5 or any related definition.

(d)       Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, within five (5) Business Days of receipt of such notice, the Borrower may revoke any request for a Eurodollar Loans or LMIR Loans or, conversion to or continuation of Eurodollar Loans to be made, converted or continued during any Benchmark Unavailability Period, and, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Alternate Base Rate Loans (i) in the case of Eurodollar Loans, as on the last day of the Interest Period applicable thereto, and (ii) in the case of LMIR Loans, on the sixth (6th) Business Day after receipt of notice of the commencement of a Benchmark Unavailability Period. During any Benchmark Unavailability Period, the component of Alternate Base Rate based upon LIBOR will not be used in any determination of Alternate Base Rate.

(e)       Certain Defined Terms. As used in this Section 4.5:

“Benchmark Replacement” means the sum of: (a) the alternate benchmark rate (which may include Term SOFR) that has been reasonably selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to LIBOR for U.S. dollar-denominated trade receivables securitizations or non-recourse trade receivables secured structured credit facilities and (b) the Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as so determined would be less than zero, the Benchmark Replacement will be deemed to be zero for the purposes of this Agreement.

“Benchmark Replacement Adjustment” means, with respect to any replacement of LIBOR with an Unadjusted Benchmark Replacement for each applicable Interest Period, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been reasonably selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of LIBOR with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of LIBOR with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated trade

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receivables securitizations or non-recourse trade receivables secured structured credit facilities at such time.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest and other administrative matters) that the Administrative Agent and the Borrower reasonably determine is reasonably necessary to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent and the Borrower reasonably determine that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent and the Borrower reasonably determine that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as the Administrative Agent and the Borrower reasonably determine is reasonably necessary in connection with the administration of this Agreement).

“Benchmark Replacement Date” means the earlier to occur of the following events with respect to LIBOR: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of LIBOR permanently or indefinitely ceases to provide LIBOR; or (2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to LIBOR: (1) a public statement or publication of information by or on behalf of the administrator of LIBOR announcing that such administrator has ceased or will cease to provide LIBOR, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide LIBOR; (2) a public statement or publication of information by the regulatory supervisor for the administrator of LIBOR, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for LIBOR, a resolution authority with jurisdiction over the administrator for LIBOR or a court or an entity with similar insolvency or resolution authority over the administrator for LIBOR, which states that the administrator of LIBOR has ceased or will cease to provide LIBOR permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide LIBOR; or (3) a public statement or publication of information by the regulatory supervisor for the administrator of LIBOR announcing that LIBOR is no longer representative.

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“Benchmark Transition Start Date” means (a) in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication) and (b) in the case of an Early Opt-in Election, the date specified by the Administrative Agent or the Co-Agents, as applicable, by notice to the Borrower, the Administrative Agent (in the case of such notice by the Co-Agents) and the Lenders.

“Benchmark Unavailability Period” means, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to LIBOR and solely to the extent that LIBOR has not been replaced with a Benchmark Replacement, the period (x) beginning at the time that such Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced LIBOR for all purposes hereunder in accordance with this Section 4.5 and (y) ending at the time that a Benchmark Replacement has replaced LIBOR for all purposes hereunder pursuant to this Section 4.5.

“Early Opt-in Election” means the occurrence of: (1) (i) a reasonable determination by the Administrative Agent (with a copy to the Borrower) or (ii) a notification by the Co-Agents to the Administrative Agent (with a copy to the Borrower) that the Co-Agents have reasonably determined that U.S. dollar-denominated trade receivables securitizations or non-recourse trade receivables secured structured credit facilities being executed at such time, or that include language similar to that contained in this Section 4.5, are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace LIBOR, and (2) (i) the reasonable election by the Administrative Agent or (ii) the reasonable election by the Co-Agents to declare that an Early Opt-in Election has occurred and the provision, as applicable, by the Administrative Agent of written notice of such election to the Borrower and the Lenders or by the Co-Agents of written notice of such election to the Administrative Agent.

“Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source.

“LIBOR” means either or both of the Eurodollar Rate and the LMIR, as the context may require.

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

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“SOFR” with respect to any day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark, (or a successor administrator) on the Federal Reserve Bank of New York’s Website.

“Term SOFR” means the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

1.2.       Section 7.2(j) of the Credit and Security Agreement is hereby amended and restated in its entirety to read as follows:

(j)       Other. Promptly, from time to time, each Loan Party will furnish to each of the Agents such other information (including nonfinancial information), documents, Records or reports respecting the Receivables or the condition or operations, financial or otherwise, of such Loan Party as any of the Agents may from time to time reasonably request in order to protect the interests of the Administrative Agent, for the benefit of the Secured Parties, under or as contemplated by this Agreement, or to assist any Lender (or its related Liquidity Bank(s)) in complying with the requirements of Regulation (EU) 2017/2402 of the European Parliament, Article 122a(4) and (5) of the European Union Capital Requirements Directive, in each of the foregoing cases, if applicable to such Lender or its Liquidity Bank(s), the Beneficial Ownership Rule and other applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act. Promptly following any change that would result in a change to the status of the Borrower as an excluded “Legal Entity Customer” under the Beneficial Ownership Rule, the Borrower shall execute and deliver to the Administrative Agent for delivery to each of the Lenders, a Certification of Beneficial Owner(s) complying with the Beneficial Ownership Rule, in form and substance reasonably acceptable to the Administrative Agent.

1.3.       The following new Section 7.3(n) is hereby inserted into the Credit and Security Agreement:

(n) Anti-Corruption Laws and Sanctions. The Loan Parties will maintain by or on behalf of each Loan Party policies and procedures that are designed to ensure compliance by such Loan Party, its Subsidiaries (if any), and such Loan Party’s or Subsidiary’s respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, giving due regard to the nature of such Person’s business and activities, and each Loan Party and its Subsidiaries (if any) will, and will require their respective directors, officers, employees and agents acting in any capacity in connection with or directly benefitting from the receivables purchase facility established hereby to, comply with Anti-Corruption Laws and applicable Sanctions, in each case in all material respects. No Loan Party will, nor will it permit any of its Subsidiaries (if any) to, use or permit any other Loan Party to use the proceeds of any Loan

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hereunder, directly or indirectly, to fund any operations in, finance any investments or activities in, or make any payments to, a Sanctioned Person or in any Sanctioned Country in violation of Anti-Corruption Laws or applicable Sanctions.

1.4.       The definition in Annex A to the Credit and Security Agreement of each of the capitalized terms set forth below is hereby amended and restated in its entirety to read, respectively, as follows:

“A-Commitment Expiry Date” means October 23, 2020.

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Originators or their respective Subsidiaries from time to time concerning or relating to (i) bribery, including, without limitation, the United Kingdom Bribery Act of 2010, (ii) corruption, including, without limitation, the Foreign Corrupt Practices Act of 1977, as amended, (iii) terrorism or (iv) the funding or support of terrorism, or (v) money laundering.

“Biennial Commitment Expiry Date” means October 25, 2021.

“Eurodollar Rate” means, for any Interest Period, the rate per annum equal to the greater of (a) the rate determined on the basis of the offered rate for deposits in Dollars of amounts equal or comparable to the principal amount of the related Liquidity Funding offered for a term comparable to such Interest Period, which rates appear on a Bloomberg L.P. terminal, displayed under the address “US001M <Index> Q <Go>“ effective as of 11:00 a.m., London time, two Business Days prior to the first day of such Interest Period, provided that if no such offered rates appear on such page, the Eurodollar Rate for such Interest Period will be the arithmetic average (rounded upwards, if necessary, to the next higher 1/100th of 1%) of rates quoted by not less than two major banks in New York City, selected by the Co-Agents, at approximately 10:00 a.m., New York City time, two Business Days prior to the first day of such Interest Period, for deposits in Dollars offered by leading European banks for a period comparable to such Interest Period in an amount comparable to the principal amount of such Liquidity Funding, and (b) 0% per annum.

“LMIR” means, for any day during an Accrual Period, the greater of (a) the three-month Eurodollar rate for U.S. dollar deposits as reported on the Reuters Screen LIBOR03 Page or any other page that may replace such page from time to time for the purpose of displaying offered rates of leading banks for London interbank deposits in United States dollars, as of 11:00 a.m. (London time) on such day, or if such day is not a Business Day, then the immediately preceding Business Day (or if not so reported, then as determined by PNC from another recognized source for interbank quotation), in each case, changing when and as such rate change, and (b) 0%.

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“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State or by the United Nations Security Council, the European Union or any EU member state, (b) any Person operating, organized or resident in a Sanctioned Country, (c) the Consolidated List of Financial Sanctions Targets in the United Kingdom maintained by Her Majesty’s Treasury, and (d) any Person controlled by any such Person.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the Office of Foreign Assets Control of the U.S. Department of the Treasury and the U.S. Department of State), (b) the United Nations Security Council, (c) the European Union, and (d) the United Kingdom (including Her Majesty’s Treasury).

“Scheduled Termination Date” means October 25, 2021.

SECTION 2. Conditions to Effectiveness. This Amendment shall become effective as of the Effective Date provided that each of the following conditions precedent is satisfied: (a) The Administrative Agent shall have received counterparts of this Amendment (whether by facsimile or otherwise) duly executed by each of the parties hereto; (b)(i) the Administrative Agent shall have received counterparts of the Fee Letter of even date herewith (whether by facsimile or otherwise) duly executed by each of the parties thereto, and (ii) each of the Co-Agents shall have received payment of its Amendment Structuring Fee specified therein; (c) the Administrative Agent and the parties to the Sale Agreement shall have entered into an amendment to the Sale Agreement updating Schedule 2.1(o) thereto, and each of the Co-Agents shall have completed any necessary “know your customer” or similar diligence arising from any changes reflected therein, and (d) each of the representations and warranties set forth in Section 3 of this Amendment is true and correct as of the Effective Date.

SECTION 3. Representations and Warranties. The Borrower hereby represents and warrants to the Agents and the Lenders as of the Effective Date as follows:

(a)       Representations and Warranties. The representations and warranties contained in Article VI of the Credit and Security Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b)       Enforceability. The execution and delivery by each of the Borrower and the Servicer of this Amendment, and the performance of each of its obligations under this Amendment and the Credit and Security Agreement, as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary action on each of its parts. This Amendment and the Credit and Security Agreement, as amended hereby, are each of the Borrower’s and the Servicer’s valid and legally binding obligations, enforceable in accordance with its terms.

(c)       No Default. Immediately after giving effect to this Amendment and the transactions contemplated hereby, no Event of Default or Unmatured Default exists or shall exist.

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SECTION 4. Legal Fees and Disbursements. The Borrower hereby acknowledges and agrees that this Amendment constitutes a Transaction Document and that the provisions of Section 14.5(a) of the Credit and Security Agreement apply hereto.

SECTION 5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable conflicts of law principles (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law which shall apply hereto).

SECTION 6. Effect of Amendment; Ratification. Except as specifically amended hereby, the Credit and Security Agreement is hereby ratified and confirmed in all respects, and all of its provisions shall remain in full force and effect. After this Amendment becomes effective, all references in the Credit and Security Agreement (or in any other Transaction Document) to “the Credit and Security Agreement”, “this Agreement”, “hereof”, “herein”, or words of similar effect, in each case referring to the Credit and Security Agreement, shall be deemed to be references to the Credit and Security Agreement as amended hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend, or supplement any provision of the Credit and Security Agreement other than as specifically set forth herein.

SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. To the fullest extent permitted by applicable law, delivery of an executed counterpart of a signature page of this Amendment by telefacsimile or electronic image scan transmission (such as a “pdf” file) will be effective to the same extent as delivery of a manually executed original counterpart of this Amendment.

SECTION 8. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Credit and Security Agreement or any provision hereof or thereof.

SECTION 9. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 10. Severability. If any one or more of the provisions or terms of this Amendment shall for any reason whatsoever be held invalid or unenforceable, then such agreements, provisions or terms shall be deemed severable from the remaining agreements, provisions and terms of this Amendment and shall in no way affect the validity or enforceability of the provisions of this Amendment or the Credit and Security Agreement.

SECTION 11. Consent to Sale Agreement Amendment. Each of the Agents hereby consents to Amendment No. 1 to the Sale Agreement of even date herewith which restates Schedule 2.1(o) thereto to read as set forth in Annex A hereto.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

QUEST DIAGNOSTICS RECEIVABLES INC.

By:	/s/ Sandip R. Patel
Name:	Sandip R. Patel
Title:	Vice President and Treasurer

QUEST DIAGNOSTICS INCORPORATED, as Servicer

By:	/s/ Sandip R. Patel
Name:	Sandip R. Patel
Title:	Vice President and Treasurer

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ATLANTIC ASSET SECURITIZATION LLC, as a Conduit

By:	/s/ Konstantina Kourmpetis
Name:	Konstantina Kourmpetis
Title:	Managing Director

By:	/s/ Roger Klepper
Name:	Roger Klepper
Title	Managing Director

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CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, individually as a Liquidity Bank for Atlantic and as Atlantic Group Agent

By:	/s/ Konstantina Kourmpetis
Name:	Konstantina Kourmpetis
Title:	Managing Director

By:	/s/ Roger Klepper
Name:	Roger Klepper
Title:	Managing Director

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PNC BANK, NATIONAL ASSOCIATION, Individually as a Lender, as PNC Group Agent and as LC Issuer

By:	/s/ Eric Bruno
Name:	Eric Bruno
Title:	Senior Vice President

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GOTHAM FUNDING CORPORATION, as a Conduit

By:	/s/ Kevin J. Corrigan
Name:	Kevin J. Corrigan
Title:	Vice President

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MUFG BANK, LTD. (F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.), Individually as a Liquidity Bank for Gotham

By:	/s/ Eric Williams
Name:	Eric Williams
Title:	Managing Director

MUFG BANK, LTD. (F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.), as Gotham Agent

By:	/s/ Eric Williams
Name:	Eric Williams
Title:	Managing Director

MUFG BANK, LTD. (F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.), as Administrative Agent

By:	/s/ Eric Williams
Name:	Eric Williams
Title:	Managing Director

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ANNEX A

SELLERS’ FEDERAL TAXPAYER ID NUMBERS; AND LOCATION OF RECORDS

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